EXHIBIT 10.1

EXECUTION VERSION

RECEIVABLES FINANCING AGREEMENT AMENDMENT NO. 5
This Receivables Financing Agreement Amendment No. 5 (this “Amendment”), dated as of January 24, 2019, among DAVEY RECEIVABLES LLC, an Ohio limited liability company, as Borrower (together with its successors and assigns, the “Borrower”); THE DAVEY TREE EXPERT COMPANY, an Ohio corporation, in its individual capacity (“Davey Tree”) and as initial Servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”); PNC BANK, NATIONAL ASSOCIATION, as LC Bank (in such capacity, together with its successors and assigns in such capacity, the “LC Bank”); and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent (in such capacity together with its successors and assigns in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Servicer, the LC Bank, and the Administrative Agent are party to that certain Receivables Financing Agreement dated as of May 9, 2016 (as amended prior to the date hereof, the “Financing Agreement”).
WHEREAS, the Borrower, the Servicer, the LC Bank, and the Administrative Agent hereby agree to make certain amendments to the Financing Agreement pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties, the Borrower, the Servicer, the LC Bank, and the Administrative Agent hereto agree as follows:
SECTION 1.    DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.
SECTION 2.    AMENDMENTS.
(a)    Clauses (a) and (b) of the defined term “Eligible Receivable” appearing in Section 1.01 of the Financing Agreement are hereby amended and restated in their respective entireties to read as follows:
(a)    the Obligor of which is: (i) a U.S. Obligor; (ii) not a Sanctioned Person; (iii) not an Affiliate of the Borrower, the Servicer or any Originator; (iv) not the Obligor with respect to Defaulted Receivables with an aggregate Outstanding Balance exceeding 50% of the aggregate Outstanding Balance of all such Obligor’s Pool Receivables; and (v) not a Specified Obligor; provided that this clause (v) shall not apply to any Pool Receivable that is an Eligible Chapter 11 Receivable;
(b)    for which an Insolvency Proceeding shall not have occurred with respect to the Obligor thereof or any other Person obligated thereon or owning any Related Security with respect thereto unless such Pool Receivable is an Eligible Chapter 11 Receivable;

(b)    The defined terms “Default Ratio”, “Defaulted Receivable” and “Delinquency Ratio”, appearing in Section 1.01 of the Financing Agreement are hereby amended and restated in their respective entireties to read as follows:
“Default Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each Fiscal Month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables other than Specified Obligor Receivables that became Defaulted Receivables during such Fiscal Month, by (b) the aggregate initial Outstanding Balance of all Pool Receivables (other than Unbilled Receivables) originated by the Originators during the Fiscal Month that is eight (8) Fiscal Months before such month.
“Defaulted Receivable” means a Receivable:
(a)    as to which any payment, or part thereof, remains unpaid for 241 days or more from the original invoice date for such payment;
(b)    as to which any payment, or part thereof, remains unpaid for less than or equal to 240 days from the original invoice date for such payment and consistent with the Credit and Collection Policy, has been or should be written off the applicable Originator’s or the Borrower’s books as uncollectible; or
(c)    without duplication, as to which an Insolvency Proceeding shall have occurred with respect to the Obligor thereof or any other Person obligated thereon or owning any Related Security with respect thereto unless such Receivable is an Eligible Chapter 11 Receivable;
provided, however, that in each case above such amount shall be calculated without giving effect to any netting of credits that have not been matched to a particular Receivable for the purposes of aged trial balance reporting.
“Delinquency Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each Fiscal Month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables that were Delinquent Receivables on such day other than Specified Obligor Receivables, by (b) the aggregate Outstanding Balance of all Pool Receivables on such day.
(c)    Section 1.01 of the Financing Agreement is hereby further amended to add the following defined terms in the appropriate alphabetical sequence to read as follows:
“Eligible Chapter 11 Receivable” means, at any time of determination, a Pool Receivable:

(a)    the related Obligor of which is the debtor in a case pending under Chapter 11 of the Bankruptcy Code,
(b)    with respect to which a final order has been entered by the applicable United States Bankruptcy Court having jurisdiction over the related Obligor that (i) authorizes and approves the assumption of the related Contract that gave rise to such Pool Receivable, (ii) authorizes the related Obligor to perform (prior to assumption) post-petition under the terms of the Contract that gave rise to such Pool Receivable and (iii) has not been subsequently stayed, reversed or vacated;
(c)    that has been approved by the Administrative Agent in its sole discretion; provided, however, that the Administrative Agent may revoke any such approval upon no less than five (5) Business Days’ prior written notice to the Borrower.
“Specified Obligor” means, from time to time, each Obligor identified on Schedule V, as such Schedule may be amended, modified or supplemented from time to time with the written consent of the Borrower and the Administrative Agent.
“Specified Obligor Receivable” means a Pool Receivable other than an Eligible Chapter 11 Receivable the related Obligor of which is a Specified Obligor.
(d)    The Financing Agreement is hereby further amended by adding a new Schedule V in the form of Schedule V attached hereto.
SECTION 3.    REPRESENTATIONS OF THE BORROWER AND THE SERVICER. Each of the Borrower and the Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in Article VII of the Financing Agreement and any other Transaction Documents to which it is a party are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).
SECTION 4.    CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first written above upon the satisfaction of the following conditions precedent:
(a)    the Administrative Agent shall have received a fully executed counterpart of this Amendment;
(b)    all expenses referred to in Section 3.11 of the Financing Agreement shall have been paid to the extent invoiced;
(c)    each representation and warranty of the Borrower and the Servicer contained herein or in any other Transaction Document (after giving effect to this Amendment) shall be true and correct (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

(d)    no Unmatured Event of Default or Event of Default shall have occurred and be continuing.
SECTION 5.    COUNTERPARTS. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
SECTION 6.    SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 7.    GOVERNING LAW AND JURISDICTION. The provisions of the Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.
SECTION 8.    MISCELLANEOUS. For the avoidance of doubt, this Amendment shall constitute a Transaction Document.
[SIGNATURES APPEAR ON FOLLOWING PAGE.]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

DAVEY RECEIVABLES LLC

By:
Name:
Title

THE DAVEY TREE EXPERT COMPANY,
as the Servicer and an Originator

By:
Name:
Title

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title

PNC BANK, NATIONAL ASSOCIATION
as LC Bank

By:
Name:
Title

SCHEDULE V

SPECIFIED OBLIGORS

PG&E Corporation and any of its Affiliates and Subsidiaries that is subject to an Insolvency
Proceeding

Pacific Gas and Electric Company and any of its Affiliates and Subsidiaries that is subject to an Insolvency Proceeding